                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 28, 2004
                                 --------------
                                (Date of Report)


                               Claimsnet.com inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   001-14665                   75-2649230
         --------                   ---------                   ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

              14860 Montfort Drive, Suite 250, Dallas, Texas 75254
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (972) 458-1701
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Previous independent accountants:

          (1) On April 26, 2004, KBA Group LLP, which served as the Registrant's independent public accountants since February 2003, notified the Registrant of their intention not to stand for re-election as the Registrant's principal accountants.

         (2) The reports issued by KBA Group LLP on the financial statements for the past two fiscal years of the Registrant did not contain an adverse opinion nor a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that each such report included an explanatory paragraph describing conditions that raised substantial doubt about the Registrant's ability to continue as a going concern.

         (3) The Registrant's Board of Directors approved the decision to change independent public accountants.

         (4) In connection with its audits for the two most recent fiscal years and through April 28, 2004, there were no disagreements with KBA Group LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KBA Group LLP, would have caused KBA Group LLP to make reference thereto in their report on the financial statements for such years or such interim periods.

         (5) The Registrant requested that KBA Group LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 27, 2004, is filed as Exhibit 16 to this Form 8-K.

(b) New independent accountants:

              The Registrant's Board of Directors approved the engagement of Whitley Penn and the Registrant engaged Whitley Penn as its new independent public accountants as of April 26, 2004. During the two most recent fiscal years and through April 28, 2004, the Registrant has not consulted with Whitley Penn with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(1)(iv) or (v) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) None

(b) None

(c) Exhibits

              Exhibit 16      Letter from KBA Group LLP dated April 27, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  APRIL 28, 2004

                                             CLAIMSNET.COM INC.



                                             BY: /s/ Paul W. Miller
                                                 -------------------------------
                                                 NAME: Paul W. Miller
                                                 TITLE: Chief Financial Officer